V I R G I N I A:

IN THE FAIRFAX CIRCUIT COURT

SIEMENS GOVERNMENT TECHNOLOGIES, INC., and SIEMENS INDUSTRY, INC., Plaintiffs, v. SOLARIA CORPORATION, and SOLARCA, LLC, Defendants.	Case No. CL-2021-10556

ORDER

THIS CAUSE came before the Court in a bench trial conducted October 23, 24, 25, and 26, 2023; November 8, 9, and 30, 2023; and January 3 and 4, 2024 for adjudication of Plaintiffs Siemens Government Technologies, Inc. and Siemens Industry, Inc. (collectively "Siemens") Complaint asserting claims against Defendants Solaria Corporation and Solarca, LLC (collectively "Solaria"), the Court having entered a judgment order on February 22, 2024, resolving most of this cause as reflected in such order which left unresolved determination of Plaintiff's claim for attorney fees and costs, which claim was heard on the May 23, 2024, the Court having considered the evidence adduced and written and oral averments of the parties filed addressing such remaining claims, having made rulings at trial contained in the record that are hereby affirmed and incorporated herein, and having assessed and determined the credibility of the evidence, the Court basing its judgment on the admissible evidence evaluated under the law

applicable to each claim asserted by Siemens, finds the record adduced and applicable law supports the following award:

WHEREFORE, THE COURT ORDERS, ADJUDGES AND DECREES, in addition to its judgment order entered February 22, 2024, that judgment is hereby awarded in favor of Siemens Government Technologies, Inc. and Siemens Industry, Inc. and against Defendants Solaria Corporation and Solarca, LLC, jointly and severally, for the following total amount of **$2,007,024.63** in attorney fees and costs, plus post-judgment interest, as reflected in the below explanatory chart:

Category	**Amounts claimed minus Court reductions**
Attorneys' Fees:	
- Merits	$1,392,201.85 - $4,807.60 = $1,387,394.25
- Fee Application	$49,292.75 - $20,848.25 = $28,444.50
Expenses:	
- Dr. John Wohlgemuth	$52,641.56
- Other Vendors (Merits)	$531,044.32
- Fee Application	$7,500.00
Pre-Judgment Interest	claimed but not awarded
Post-Judgment Interest	to be calculated from date of this order
TOTAL	**$2,007,024.63**

AND THIS CAUSE IS FINAL.

ENTERED:

David Bernhard
2024.06.17 15:53:21-04'00'

David Bernhard
Judge, Fairfax Circuit Court

SEEN AND OBJECTED TO IN PART (see attached list of Plaintiffs' objections):

Ralph A. Finizio (*pro hac vice*)
ralph.finizio@troutman.com
TROUTMAN PEPPER

Bonnie S. Gill (VSB No. 96139)
bonnie.gill@troutman.com
TROUTMAN PEPPER

HAMILTON SANDERS LLP
501 Grant Street, Suite 300
Pittsburgh, PA 15219
Telephone: (412) 454-5000
Facsimile: (412) 454-5060

HAMILTON SANDERS LLP
1001 Haxall Point, Suite 1500
Richmond, VA 23219
Telephone: (804) 697-1210
Facsimile: (804) 697-1339

Todd M. Heffner (*pro hac vice*)
todd.heffner@troutman.com
TROUTMAN PEPPER
HAMILTON SANDERS LLP
600 Peachtree Street NE, Suite 3000
Atlanta, GA 30308
Telephone: (404) 885-3000
Facsimile: (404) 885-3900

Mary C. Zinsner (VSB No. 31397)
mary.zinsner@troutman.com
TROUTMAN PEPPER
HAMILTON SANDERS LLP
401 9th Street, N.W., Suite 1000
Washington, DC 20004
Telephone: (202) 274-1932
Facsimile: (703) 448-6514

Counsel for Plaintiffs

SEEN AND OBJECTED TO (see attached list of Defendants' objections):

Kate Cappaert

John M. Caracappa (*pro hac vice*)
jcaracappa@steptoe.com
Steven K. Davidson (VSB No. 25210)
SDavidson@steptoe.com
Heather P. Hildreth (*pro hac vice*)
hhildreth@steptoe.com
STEPTOE LLP
1330 Connecticut Ave. N.W.
Washington D.C., 20036
Telephone: (202) 429-3000
Facsimile: (202) 429-3902

Katherine D. Cappaert (VSB No. 85386)
kcappaert@steptoe.com
Joseph F. Ecker (*pro hac vice*)
jecker@steptoe.com

Counsel for Defendants

VIRGINIA:

IN THE CIRCUIT COURT OF FAIRFAX COUNTY

SIEMENS GOVERNMENT TECHNOLOGIES, INC., and SIEMENS INDUSTRY, INC., Plaintiffs, v. SOLARIA CORPORATION, and SOLAR CA, LLC Defendants.	Case No. CL 2021 10556

<u>Siemens' Objection to Court's Order</u>

Plaintiffs Siemens Government Technologies, Inc. and Siemens Industry, Inc. (collectively "Siemens") object to the portion of the Court's Order in which the Court declines to award pre-judgment interest. Siemens does not object to any other portion of the Court's Order. Siemens objects for the reasons set forth in its Motion to Recover Attorneys' Fees, Expenses, and Interest and Memorandum in Support filed March 10, 2024 and the Reply Brief in Support filed April 12, 2024.

Dated: June 17, 2024

Respectfully submitted,

SIEMENS GOVERNMENT TECHNOLOGIES, INC.
and SIEMENS INDUSTRY, INC.

Bonnie S. Gill, Esq. (VSB No. 96139)
TROUTMAN PEPPER
HAMILTON SANDERS LLP

1001 Haxall Point, Suite 1500
Richmond, VA 23219
Telephone: 804.697.1210
Facsimile: 804.697.1339
bonnie.gill@troutman.com

Ralph A. Finizio, Esq. (pro hac vice)
TROUTMAN PEPPER
HAMILTON SANDERS LLP
501 Grant Street, Suite 300
Pittsburgh, PA 15219
Telephone: 412.454.5000
Facsimile: 412.454.5060
ralph.finizio@troutman.com

Mary C. Zinsner, Esq. (VSB No. 31397)
TROUTMAN PEPPER HAMILTON
SANDERS LLP
401 9th Street, N.W., Suite 1000
Washington, DC 20004
Telephone: 202.274.1932
Facsimile: 703.448.6514
mary.zinsner@troutman.com

Todd M. Heffner, Esq. (pro hac vice)
TROUTMAN PEPPER
HAMILTON SANDERS LLP
600 Peachtree Street NE,
Suite 3000
Atlanta, GA 30308
Telephone: 404.885.3000
Facsimile: 404.885.3900
todd.heffner@troutman.com

Counsel for Plaintiffs

VIRGINIA:

IN THE CIRCUIT COURT OF FAIRFAX COUNTY

SIEMENS GOVERNMENT TECHNOLOGIES, INC., and SIEMENS INDUSTRY, INC., Plaintiffs, v. SOLARIA CORPORATION, and SOLAR CA, LLC Defendants.	Case No. CL 2021 10556

SOLARIA'S OBJECTIONS TO COURT'S FINAL ORDER

Dated: June 14, 2024

Respectfully submitted,

SOLARIA CORPORATION
and SOLAR CA, LLC

Kate Cappaert
____

John M. Caracappa (*pro hac vice*)
Katherine D. Cappaert (VSB No. 85386)
Steven K. Davidson (VSB No. 25210)
Joseph F. Ecker (*pro hac vice*)
Heather P. Hildreth (*pro hac vice*)
STEPTOE LLP
1330 Connecticut Ave. N.W.
Washington D.C., 20036
Telephone: (202) 429-3000
Facsimile: (202) 429-3902
jcaracappa@steptoe.com
kcappaert@steptoe.com
SDavidson@steptoe.com
jecker@steptoe.com
hhildreth@steptoe.com
Counsel for Defendants

Defendants Solaria Corporation and Solar CA, LLC (collectively, "Solaria") object to the Court's Final Order addressing the attorneys' fees, expenses, and interest sought by Siemens Government Technologies, Inc. and Siemens Industry, Inc. (collectively, "Siemens").

Solaria maintains its objections to the Court's February 22, 2024 Order, including the finding that Siemens was entitled to recover reasonable attorneys' fees and interest. *See* Solaria's Objections to February 22, 2024 Order at 16, 17. Solaria also objects that Siemens is not entitled to any Attorneys' Fees, Expenses, and Interest for the reasons set forth in its Memorandum in Opposition to Siemens' Motion to Recover Attorneys' Fees, Expenses, and Interest filed April 5, 2024 (hereinafter, "Opposition," cited below as "Solaria's Opp.") and also as set forth in its oral arguments in support of its Opposition on May 23, 2024.

To the extent Siemens is entitled to some Attorneys' Fees, Expenses, or Interest, Solaria does not object to the Court's reduction of Attorneys' Fees on the Fee Application and does not object to the Court's denial of prejudgment interest. Solaria objects to other portions of the Order for the reasons set forth in its Opposition and also as set forth in its oral arguments in support of its Opposition on May 23, 2024. In addition, Solaria objects to the following:

1. Solaria objects that the reduction to Siemens' claim for Attorneys' Fees on the Merits should be greater than $4,807.60. In particular, while Solaria agrees that Siemens' claim for Attorneys' Fees on the Merits should be reduced by $4,807.60 for housekeeping items (*see* Solaria's Opp. at 12; Cappaert Decl. at 5), it believes Siemens' claim should be further reduced by:

   a. At least $178,270.70 for time related to claims that do not relate to Siemens' Ts&Cs, the contract that Siemens argued provides the basis for Attorneys' Fees. This time includes, for example, time related to Counts based on the

Virginia Uniform Commercial Code (e.g., implied warranties) rather than Siemens' Ts&Cs. *See* Solaria's Opp. 5-8; Cappaert Decl. at 4. This time would also include time associated with Siemens Industry, Inc. ("SII"), as SII is not a party to Siemens' Ts&Cs. As Siemens Government Technologies, Inc. ("SGT") is the only Siemens entity that is a party to Siemens' Ts&Cs, Siemens is only entitled to fees for time associated with SGT—not SII.

b. At least $14,464.70 for duplicative, excessive, or unnecessary time related to working with two eDiscovery vendors, which was unnecessary. *See* Solaria's Opp. 10-11; Cappaert Decl. at 5.

c. At least $6,340.90 for duplicative, excessive, or unnecessary time related to research on spoliation of evidence. *See* Solaria's Opp. at 11-12; Cappaert Decl. at 5-6.

d. At least $4,452.75 for other duplicative, excessive, or unnecessary time in view of the timekeeper, previous entries, or vague description. *See* Solaria's Opp. at 11-12; Cappaert Decl. at 5.

2. Solaria further objects that Siemens is not entitled to the *Vienna Metro* rates for complex litigation matters based on Siemens' position during trial that the case was not complicated. As a result, Siemens' entire claim for Attorneys' Fees should be reduced by 35%. *See* Solaria's Opp. at 8-10; Cappaert Decl. at 6.

3. Solaria objects to the Court's award of expenses for the following reasons:

a. First, Siemens' Ts&Cs and the Court's prior February 22, 2024 Order do not provide for "expenses." Siemens therefore is not entitled to recover any of its expenses. *See* Solaria's Opp. at 13.

b. Moreover, SGT is the only Siemens entity that is a party to Siemens' Ts&Cs, the contract that Siemens argued provides the basis for Attorneys' Fees. Siemens therefore is not entitled to any expenses associated with SII.

c. Second, Siemens' eDiscovery expenses amounting to $445,353.26 are excessive, unnecessary, and duplicative in view of Siemens' decision to add SII late in the litigation and hire two eDiscovery vendors. When Siemens added SII, it expressly stated that the case would not be altered by the addition and that Solaria would not be prejudiced. Siemens' Aug. 8, 2023 Memo. at 2. These expenses should be reduced by half to $222,676.63; or alternatively, these expenses should not include any eDiscovery expenses associated with SII. *See* Solaria's Opp. at 14-15.

d. Third, Siemens' witness fees are unreasonable or unnecessary. In particular, Siemens' claim for Dave Fladda's expenses are unreasonable and unnecessary. Dave Fladda is a retired, corporate representative that is not local. Despite finishing testifying on Day 2 of trial, Dave Fladda attended trial through Day 4 and in the final two days in January. Siemens is based in Reston, Virginia and previously had a local corporate representative—whose expenses Siemens did not seek to recoup—attend trial. In view of this, Dave Fladda's presence on Days 2 and 4 and in January was not necessary. *See* Solaria's Opp. at 14.